UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168530	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 East Liberty, 6th Floor Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3271 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 31, 2019, Fruci & Associates II, PLLC (“Fruci PLLC”) resigned (‘Termination”) as the independent registered public accounting firm of Artificial Intelligence Technology Solutions Inc. (the “Registrant”). The Board of Directors of the Registrant approved and ratified the Termination and the engagement (“Engagement”) of LJ Soldinger & Associates LLC (“LJ Soldinger”) as the Registrant’s new independent registered public accounting firm. The Engagement is effective immediately.

From May 13, 2019 through October 31, 2019, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Registrant and Fruci PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the period from May 13, 2019 and through October 31, 2019, the Registrant did not consult with LJ Soldinger with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested from Fruci PLLC that it furnish a letter addressed to the Commission stating whether or not the independent auditor agrees with the above statements. A copy of Fruci PLLC’s letter dated November 1, 2019, is filed as Exhibit 16.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT.

(d) Exhibits.

Exhibit	Description No.

16.1	Letter of Fruci & Associates II, PLLC, dated November 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artificial Intelligence Technology Solutions Inc.
Date: November 6, 2019
By: /s/ Garett Parsons
Garett Parsons
Chief Executive Officer